AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$25,153	$25,070	0.3%	$100,135	$99,649	0.5%
Equipment	7,145	6,952	2.8%	22,201	22,779	(2.5)%
Total Operating Revenues	32,298	32,022	0.9%	122,336	122,428	(0.1)%

Operating Expenses
Cost of revenues
Equipment	7,358	7,203	2.2%	22,249	23,136	(3.8)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,837	6,708	1.9%	26,972	26,987	(0.1)%
Selling, general and administrative	7,389	7,485	(1.3)%	28,411	28,874	(1.6)%
Asset impairments and abandonments and restructuring	14	589	(97.6)%	5,075	1,193	—%
Depreciation and amortization	5,374	4,766	12.8%	20,580	18,777	9.6%
Total Operating Expenses	26,972	26,751	0.8%	103,287	98,967	4.4%
Operating Income	5,326	5,271	1.0%	19,049	23,461	(18.8)%
Interest Expense	1,661	1,726	(3.8)%	6,759	6,704	0.8%
Equity in Net Income of Affiliates	1,074	337	—%	1,989	1,675	18.7%
Other Income (Expense) — Net	569	(946)	—%	2,419	1,416	70.8%
Income Before Income Taxes	5,308	2,936	80.8%	16,698	19,848	(15.9)%
Income Tax Expense	900	354	—%	4,445	4,225	5.2%
Net Income	4,408	2,582	70.7%	12,253	15,623	(21.6)%
Less: Net Income Attributable to Noncontrolling Interest	(328)	(394)	16.8%	(1,305)	(1,223)	(6.7)%
Net Income Attributable to AT&T	$4,080	$2,188	86.5%	$10,948	$14,400	(24.0)%
Less: Preferred Stock Dividends	(49)	(53)	7.5%	(202)	(208)	2.9%
Net Income Attributable to Common Stock	$4,031	$2,135	88.8%	$10,746	$14,192	(24.3)%

Basic Earnings Per Share Attributable to Common Stock	$0.56	$0.30	86.7%	$1.49	$1.97	(24.4)%
Weighted Average Common Shares Outstanding (000,000)	7,207	7,190	0.2%	7,199	7,181	0.3%
Diluted Earnings Per Share Attributable to Common Stock	$0.56	$0.30	86.7%	$1.49	$1.97	(24.4)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,215	7,191	0.3%	7,204	7,258	(0.7)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2024	2023
Assets
Current Assets
Cash and cash equivalents	$3,298	$6,722
Accounts receivable – net of related allowance for credit loss of $375 and $499	9,638	10,289
Inventories	2,270	2,177
Prepaid and other current assets	15,962	17,270
Total current assets	31,168	36,458
Property, Plant and Equipment – Net	128,871	128,489
Goodwill – Net	63,432	67,854
Licenses – Net	127,035	127,219
Other Intangible Assets – Net	5,255	5,283
Investments in and Advances to Equity Affiliates	295	1,251
Operating Lease Right-Of-Use Assets	20,909	20,905
Other Assets	17,830	19,601
Total Assets	$394,795	$407,060
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$5,089	$9,477
Accounts payable and accrued liabilities	35,657	35,852
Advanced billings and customer deposits	4,099	3,778
Dividends payable	2,027	2,020
Total current liabilities	46,872	51,127
Long-Term Debt	118,443	127,854
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,939	58,666
Postemployment benefit obligation	9,025	8,734
Operating lease liabilities	17,391	17,568
Other noncurrent liabilities	23,900	23,696
Total deferred credits and other noncurrent liabilities	109,255	108,664
Redeemable Noncontrolling Interest	1,980	1,973
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	109,108	114,519
Retained earnings (deficit)	1,871	(5,015)
Treasury stock	(15,023)	(16,128)
Accumulated other comprehensive income	795	2,300
Noncontrolling interest	13,873	14,145
Total stockholders’ equity	118,245	117,442
Total Liabilities and Stockholders’ Equity	$394,795	$407,060

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Year Ended
	2024	2023
Operating Activities
Net income	$12,253	$15,623
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,580	18,777
Provision for uncollectible accounts	1,969	1,969
Deferred income tax expense	1,570	3,037
Net (gain) loss on investments, net of impairments	80	441
Pension and postretirement benefit expense (credit)	(1,883)	(2,552)
Actuarial and settlement (gain) loss on pension and postretirement benefits - net	56	1,594
Asset impairments and abandonments and restructuring	5,075	1,193
Changes in operating assets and liabilities:
Receivables	123	82
Inventories, prepaid and other current assets	(383)	(642)
Accounts payable and other accrued liabilities	(810)	(1,764)
Equipment installment receivables and related sales	(1,846)	(133)
Deferred customer contract acquisition and fulfillment costs	497	1
Postretirement claims and contributions	(166)	(735)
Other - net	1,656	1,423
Total adjustments	26,518	22,691
Net Cash Provided by Operating Activities	38,771	38,314

Investing Activities
Capital expenditures	(20,263)	(17,853)
Acquisitions, net of cash acquired	(380)	(2,942)
Dispositions	75	72
Distributions from DIRECTV in excess of cumulative equity in earnings	928	2,049
(Purchases), sales and settlements of securities and investments - net	2,575	(902)
Other - net	(425)	(84)
Net Cash Used in Investing Activities	(17,490)	(19,660)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	—	(914)
Issuance of other short-term borrowings	491	5,406
Repayment of other short-term borrowings	(2,487)	(3,415)
Issuance of long-term debt	19	10,004
Repayment of long-term debt	(10,297)	(12,044)
Repayment of note payable to DIRECTV	—	(130)
Payment of vendor financing	(1,792)	(5,742)
Purchase of treasury stock	(215)	(194)
Issuance of treasury stock	15	3
Issuance of preferred interests in subsidiary	—	7,151
Redemption of preferred interests in subsidiary	—	(5,333)
Dividends paid	(8,208)	(8,136)
Other - net	(2,234)	(2,270)
Net Cash Used in Financing Activities	(24,708)	(15,614)
Net increase (decrease) in cash and cash equivalents and restricted cash	(3,427)	3,040
Cash and cash equivalents and restricted cash beginning of year	6,833	3,793
Cash and Cash Equivalents and Restricted Cash End of Year	$3,406	$6,833

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2024	2023	Change	2024	2023	Change
Capital expenditures
Purchase of property and equipment	$6,800	$4,558	49.2%	$20,101	$17,674	13.7%
Interest during construction	43	43	—%	162	179	(9.5)%
Total Capital Expenditures	$6,843	$4,601	48.7%	$20,263	$17,853	13.5%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—	—%
Spectrum acquisitions	28	1,938	(98.6)%	181	2,247	(91.9)%
Interest during construction - spectrum	30	81	(63.0)%	199	695	(71.4)%
Total Acquisitions	$58	$2,019	(97.1)%	$380	$2,942	(87.1)%

Cash paid for interest	$1,517	$1,667	(9.0)%	$7,132	$7,370	(3.2)%

Cash paid for income taxes, net of refunds	$1,574	$841	87.2%	$2,456	$1,599	53.6%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$1.11	$1.11	—%

End of Period Common Shares Outstanding (000,000)	7,176	7,150	0.4%
Debt Ratio	50.7%	53.5%	(280)	BP
Total Employees	140,990	150,470	(6.3)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline and Consumer Wireline.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2024	2023	Change	2024	2023	Change
Segment Operating Revenues
Mobility	$23,129	$22,393	3.3%	$85,255	$83,982	1.5%
Business Wireline	4,545	5,052	(10.0)%	18,819	20,883	(9.9)%
Consumer Wireline	3,465	3,352	3.4%	13,578	13,173	3.1%
Total Segment Operating Revenues	31,139	30,797	1.1%	117,652	118,038	(0.3)%

Segment Operating Income
Mobility	6,124	6,214	(1.4)%	26,314	25,861	1.8%
Business Wireline	(211)	165	—%	(88)	1,289	—%
Consumer Wireline	276	229	20.5%	869	651	33.5%
Total Segment Operating Income	$6,189	$6,608	(6.3)%	$27,095	$27,801	(2.5)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2024	2023	Change
Broadband Connections
Broadband[1]				15,311	15,078	1.5%
DSL				127	210	(39.5)%
Total Broadband Connections				15,438	15,288	1.0%
[1] Excludes AT&T Internet Air (AIA) for Business.

Voice Connections
Retail Switched Access Lines				3,296	4,185	(21.2)%
VoIP Connections				2,223	2,558	(13.1)%
Total Retail Voice Connections				5,519	6,743	(18.2)%

	Fourth Quarter		Percent	Year Ended		Percent
	2024	2023	Change	2024	2023	Change
Broadband Net Additions
Broadband[1]	113	13	—%	233	3	—%
DSL	(19)	(21)	9.5%	(83)	(101)	17.8%
Total Broadband Net Additions	94	(8)	—%	150	(98)	—%
[1] Excludes AIA for Business.

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$16,563	$16,039	3.3%	$65,373	$63,175	3.5%
Equipment	6,566	6,354	3.3%	19,882	20,807	(4.4)%
Total Operating Revenues	23,129	22,393	3.3%	85,255	83,982	1.5%

Operating Expenses
Operations and support	14,241	14,017	1.6%	48,724	49,604	(1.8)%
Depreciation and amortization	2,764	2,162	27.8%	10,217	8,517	20.0%
Total Operating Expenses	17,005	16,179	5.1%	58,941	58,121	1.4%
Operating Income	$6,124	$6,214	(1.4)%	$26,314	$25,861	1.8%

Operating Income Margin	26.5%	27.7%	(120)	BP	30.9%	30.8%	10	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2024	2023	Change
Mobility Subscribers
Postpaid	89,200	87,104	2.4%
Postpaid phone	72,749	71,255	2.1%
Prepaid	19,023	19,236	(1.1)%
Reseller	9,628	7,468	28.9%
Total Mobility Subscribers[1]	117,851	113,808	3.6%
1Effective with our first-quarter 2024 reporting, we have removed connected devices from our total Mobility subscribers, consistent with industry standards and our key performance metrics. Connected devices include data-centric devices such as session-based tablets, monitoring devices and primarily wholesale automobile systems.

Fourth Quarter	Percent	Year Ended	Percent
2024	2023	Change	2024	2023	Change
Mobility Net Additions
Postpaid Phone Net Additions	482	526	(8.4)%	1,653	1,744	(5.2)%
Total Phone Net Additions	363	394	(7.9)%	1,525	1,801	(15.3)%

Postpaid	839	759	10.5%	2,250	2,315	(2.8)%
Prepaid	(136)	(135)	(0.7)%	(102)	128	—%
Reseller	1,110	338	—%	2,020	1,279	57.9%
Total Mobility Net Additions[1]	1,813	962	88.5%	4,168	3,722	12.0%

Postpaid Churn	1.00%	1.01%	(1)	BP	0.92%	0.98%	(6) BP
Postpaid Phone-Only Churn	0.85%	0.84%	1	BP	0.76%	0.81%	(5) BP
[1]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity during the period.

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, fixed wireless services, IP Voice and managed professional services as well as traditional data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$4,376	$4,873	(10.2)%	$18,064	$20,274	(10.9)%
Equipment	169	179	(5.6)%	755	609	24.0%
Total Operating Revenues	4,545	5,052	(10.0)%	18,819	20,883	(9.9)%

Operating Expenses
Operations and support	3,348	3,518	(4.8)%	13,352	14,217	(6.1)%
Depreciation and amortization	1,408	1,369	2.8%	5,555	5,377	3.3%
Total Operating Expenses	4,756	4,887	(2.7)%	18,907	19,594	(3.5)%
Operating Income (Loss)	$(211)	$165	—%	$(88)	$1,289	—%

Operating Income Margin	(4.6)%	3.3%	(790)	BP	(0.5)%	6.2%	(670)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services, and our fixed wireless access product (AT&T Internet Air or “AIA”) that provides internet services delivered over our 5G wireless network to residential customers. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2024	2023		Change	2024	2023		Change
Operating Revenues
Broadband	$2,911	$2,700		7.8%	$11,212	$10,455		7.2%
Legacy voice and data services	293	361		(18.8)%	1,265	1,508		(16.1)%
Other service and equipment	261	291		(10.3)%	1,101	1,210		(9.0)%
Total Operating Revenues	3,465	3,352		3.4%	13,578	13,173		3.1%

Operating Expenses
Operations and support	2,247	2,243		0.2%	9,048	9,053		(0.1)%
Depreciation and amortization	942	880		7.0%	3,661	3,469		5.5%
Total Operating Expenses	3,189	3,123		2.1%	12,709	12,522		1.5%
Operating Income	$276	$229		20.5%	$869	$651		33.5%

Operating Income Margin	8.0%	6.8%	120	BP	6.4%	4.9%	150	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,			Percent
					2024	2023		Change
Broadband Connections
Total Broadband and DSL Connections					14,079	13,890		1.4%
Broadband[1]					13,987	13,729		1.9%
Fiber Broadband Connections					9,331	8,307		12.3%

Voice Connections
Retail Consumer Switched Access Lines					1,310	1,651		(20.7)%
Consumer VoIP Connections					1,653	1,953		(15.4)%
Total Retail Consumer Voice Connections					2,963	3,604		(17.8)%
[1] Includes AIA.

	Fourth Quarter			Percent	Year Ended			Percent
	2024	2023		Change	2024	2023		Change
Broadband Net Additions
Total Broadband and DSL Net Additions	107	3		—%	189	(101)		—%
Broadband Net Additions[1]	123	19		—%	258	(24)		—%
Fiber Broadband Net Additions	307	273		12.5%	1,024	1,092		(6.2)%
[1] Includes AIA.

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2024	2023		Change	2024	2023		Change
Operating Revenues
Wireless service	$634	$671		(5.5)%	$2,668	$2,569		3.9%
Wireless equipment	410	419		(2.1)%	1,564	1,363		14.7%
Total Operating Revenues	1,044	1,090		(4.2)%	4,232	3,932		7.6%

Operating Expenses
Operations and support	873	953		(8.4)%	3,535	3,349		5.6%
Depreciation and amortization	150	180		(16.7)%	657	724		(9.3)%
Total Operating Expenses	1,023	1,133		(9.7)%	4,192	4,073		2.9%
Operating Income (Loss)	$21	$(43)		—%	$40	$(141)		—%

Operating Income Margin	2.0%	(3.9)%	590	BP	0.9%	(3.6)%	450	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,			Percent
					2024	2023		Change
Mexico Wireless Subscribers
Postpaid					5,837	5,236		11.5%
Prepaid					17,486	16,663		4.9%
Reseller					253	417		(39.3)%
Total Mexico Wireless Subscribers					23,576	22,316		5.6%

	Fourth Quarter			Percent	Year Ended			Percent
	2024	2023		Change	2024	2023		Change
Mexico Wireless Net Additions
Postpaid	204	151		35.1%	601	311		93.2%
Prepaid	490	450		8.9%	823	459		79.3%
Reseller	(29)	(39)		25.6%	(164)	(57)		—%
Total Mexico Wireless Net Additions	665	562		18.3%	1,260	713		76.7%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
December 31, 2024
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$23,129	$14,241	$8,888	$2,764	$6,124
Business Wireline	4,545	3,348	1,197	1,408	(211)
Consumer Wireline	3,465	2,247	1,218	942	276
Total Communications	31,139	19,836	11,303	5,114	6,189
Latin America - Mexico	1,044	873	171	150	21
Segment Total	32,183	20,709	11,474	5,264	6,210
Corporate and Other
Corporate:
DTV-related retained costs	—	108	(108)	97	(205)
Parent administration support	(2)	486	(488)	1	(489)
Securitization fees	30	179	(149)	—	(149)
Value portfolio	87	25	62	2	60
Total Corporate	115	798	(683)	100	(783)
Certain significant items	—	91	(91)	10	(101)
Total Corporate and Other	115	889	(774)	110	(884)
AT&T Inc.	$32,298	$21,598	$10,700	$5,374	$5,326

December 31, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$22,393	$14,017	$8,376	$2,162	$6,214
Business Wireline	5,052	3,518	1,534	1,369	165
Consumer Wireline	3,352	2,243	1,109	880	229
Total Communications	30,797	19,778	11,019	4,411	6,608
Latin America - Mexico	1,090	953	137	180	(43)
Segment Total	31,887	20,731	11,156	4,591	6,565
Corporate and Other
Corporate:
DTV-related retained costs	—	172	(172)	146	(318)
Parent administration support	6	377	(371)	2	(373)
Securitization fees	24	165	(141)	—	(141)
Value portfolio	105	22	83	6	77
Total Corporate	135	736	(601)	154	(755)
Certain significant items	—	518	(518)	21	(539)
Total Corporate and Other	135	1,254	(1,119)	175	(1,294)
AT&T Inc.	$32,022	$21,985	$10,037	$4,766	$5,271

SUPPLEMENTAL SEGMENT RECONCILIATION

Year Ended
Dollars in millions
Unaudited
December 31, 2024
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$85,255	$48,724	$36,531	$10,217	$26,314
Business Wireline	18,819	13,352	5,467	5,555	(88)
Consumer Wireline	13,578	9,048	4,530	3,661	869
Total Communications	117,652	71,124	46,528	19,433	27,095
Latin America - Mexico	4,232	3,535	697	657	40
Segment Total	121,884	74,659	47,225	20,090	27,135
Corporate and Other
Corporate:
DTV-related retained costs	—	465	(465)	414	(879)
Parent administration support	(2)	1,722	(1,724)	6	(1,730)
Securitization fees	116	628	(512)	—	(512)
Value portfolio	338	102	236	17	219
Total Corporate	452	2,917	(2,465)	437	(2,902)
Certain significant items	—	5,131	(5,131)	53	(5,184)
Total Corporate and Other	452	8,048	(7,596)	490	(8,086)
AT&T Inc.	$122,336	$82,707	$39,629	$20,580	$19,049

December 31, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$83,982	$49,604	$34,378	$8,517	$25,861
Business Wireline	20,883	14,217	6,666	5,377	1,289
Consumer Wireline	13,173	9,053	4,120	3,469	651
Total Communications	118,038	72,874	45,164	17,363	27,801
Latin America - Mexico	3,932	3,349	583	724	(141)
Segment Total	121,970	76,223	45,747	18,087	27,660
Corporate and Other
Corporate:
DTV-related retained costs	—	686	(686)	586	(1,272)
Parent administration support	(7)	1,416	(1,423)	6	(1,429)
Securitization fees	85	604	(519)	—	(519)
Value portfolio	380	99	281	22	259
Total Corporate	458	2,805	(2,347)	614	(2,961)
Certain significant items	—	1,162	(1,162)	76	(1,238)
Total Corporate and Other	458	3,967	(3,509)	690	(4,199)
AT&T Inc.	$122,428	$80,190	$42,238	$18,777	$23,461